American Realty Capital Properties

# American Realty Capital Properties
# Company Overview



Citizens Bank



TRACTOR SUPPLY Co


May 2013

# American Realty Capital Properties

## NASDAQ: ARCP

- Largest NASDAQ-listed equity REIT

## Unique Investment Strategy

- Free standing, single tenant properties net leased to strong corporate tenants
- Focus on properties subject to long and mid-duration ("vintage") leases
- Extract outsized growth potential from renewal/releasing of vintage lease properties

## 2013 Highlights

- Completed acquisition of ARCT III
- Closed on $313.7 million of new acquisitions through May 3, 2013
- Launched an "At-The-Market" equity offering program
- Filed a "well known seasoned issuer" (WKSI) automatic shelf registration
- Upsized unsecured credit facility up to $1.45 billion(1)
- ARCP added to the MSCI US REIT Index, May 15, 2013(2)

(1) The credit facility also includes an "accordion feature" that would allow ARCP, subject to certain conditions, to increase the aggregate commitments to $2.5 billion.
(2) Announced in Q'2 2013.

American Realty Capital Properties

# ARCP offers a compelling value proposition.

## Best-In-Class Portfolio

- Stable income with outsized growth potential
- Diversified by tenant, industry and geography
- Targeting corporate, investment-grade credit credits



Value
Proposition
Durable Dividends,
Principal Protection
Outsized Growth Potential

## Experienced Senior Management

- Experience in managing public companies with combined enterprise value over $20 billion
- Constructed both ARCP and ARCT III from scratch

## Strong, Flexible Balance Sheet

- Low leverage
- Low cost capital
- Financial capacity
- Financial flexibility

American Realty Capital Properties

# ARCP has a unique investment strategy.

| Investment Characteristics | Long Term Leases | "Vintage" Leases |
|---|---|---|
| Single Tenant, Net Lease | ✓ | ✓ |
| Corporate, Investment Grade Tenant Focus | ✓ | ✓ |
| "Main & Main"/Essential Locations | ✓ | ✓ |
| High Occupancy | ✓ | ✓ |
| High Credit Quality | ✓ | ✓ |
| **Market Rents** | At Market | Below Market |
| **Replacement Cost** | At | Below |
| **Lease Terms** | Over 10 Years | Below 10 Years |
| **Current Income** | Stable | High |
| **Lease Rollover Maturity** | Low | Moderate |
| **Rent Growth** | Contractual | Strong Growth Potential |

- Combine high credit quality tenants offering stable income plus growth
- Extract growth potential from renewal/releasing below market leases
- Target acquisition mix of long duration and mid-duration leases
- Maintain blended lease duration of 10 to 12 years

## Strong Credit Quality Tenants, Stable Income, Outsized Growth Potential

(1) Includes investment grade tenants affiliated with investment grade entities as determined by a major independent rating agency. For purposes of this presentation we have attributed the ratings of the affiliated parent company to the tenant.

American Realty Capital Properties

# ARCP has assembled a large, diversified net leased property portfolio.

**ARCP Portfolio – May 3, 2013**

| | |
|---|---|
| Total Square Feet | 17.0 million |
| % Investment Grade[(1)] | 79% |
| Avg. Remaining Lease Term | 11.1 years |
| Occupancy | 100% |
| No. of Properties | 721 |
| No. of Tenants | 55 |
| No. of Industries | 20 |
| States | 45 + PR |
| 2013 Annualized Rents | $169.4 million |



(1) Includes investment grade tenants affiliated with investment grade entities as determined by a major independent rating agency. For purposes of this presentation, we have attributed the ratings of the affiliated parent company to the tenant.

American Realty Capital Properties

# ARCP compares favorably to the most seasoned listed net lease companies.

| | ARCP[1] | O | NNN | LXP | EPR |
|---|---|---|---|---|---|
| **Sq. Ft.** *('000s)* | 16,955 | 53,702 | 19,267 | 42,041 | 13,700 |
| **% Investment Grade** | 79%[2] | 34% | 6% | 49% | 0% |
| **% GLA Expiring Next 5 Yrs** | 4.3% | 17.7% | <11.0% | 35.4% | N/A |
| **Wtd. Avg. Lease Duration (years)** | 11.1 | 11.1 | 12.0 | 7.4 | N/A |
| **Occupancy** | 100% | 98% | 98% | 97% | 98% |
| **Properties** | 721 | 3,525 | 1,636 | 220 | 170 |
| **Price / FFO** | 18.6x | 23.1x | 22.3x | 13.0x | 15.4x |
| **Price / AFFO** | 19.0x | 23.0x | 21.4x | 16.6x | 16.0x |
| **Dividend Yield** | 5.2% | 4.0% | 4.8% | 4.5% | 5.3% |
| **Net Debt / EBITDA** | 5.3x | 5.5x | 4.8x | 7.2x | 4.6x |
| **Net Debt / Enterprise Value** | 25.9% | 26.4% | 24.4% | 38.5% | 33.4% |
| **Enterprise Value (mm)** | $3,825 | $14,678 | $6,673 | $4,843 | $4,485 |
| **Equity Market Cap. (mm)** | $2,741 | $10,644 | $4,937 | $2,827 | $2,766 |
| **Current Price[3]** | $17.68 | $54.24 | $41.63 | $13.30 | $59.35 |

## Better Portfolio | Outsized Growth Potential

American Realty Capital Properties

Source: SNL Financial and publicly available SEC filings

(1) Portfolio data as of May 3, 2013, data for comparative companies as of March 31, 2013.

(2) Includes investment grade tenants affiliated with investment grade entities as determined by a major independent rating agency. For purposes of this presentation, we have attributed the ratings of the affiliated parent company to the tenant.

(3) As of market close on 5/15/2013.

# ARCP has outperformed the RMS, S&P 500 and leading publicly traded net lease REITs over the trailing nine months.



70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
Total Return(1) %
63.2%
41.7%
35.2%
20.3%
19.2%
ARCP
NNN
O
MSCI US REIT (RMS)
S&P 500

Source: SNL Financial
(1) Total return calculated from August 16, 2012 to market close on May 15, 2013.

American Realty Capital Properties

# ARCP has increased its dividend 6 times in the last 6 quarters.


Historical Annualized Dividend(1)
Per Share
$0.920
$0.910
$0.900
$0.890
$0.880
$0.870
$0.860
$0.850
$0.875
$0.875
$0.880
$0.885
$0.890
$0.895
$0.900
$0.910
Q'3 2011
Q'4 2011
Q'1 2012
Q'2 2012
Q'3 2012
Q'4 2012
Q'1 2013
Q'2 2013

(1) Dividends based on dividend rate at the end of each period.

American Realty Capital Properties

# AFFO per share is projected to grow by 16% from 2013 to 2014.[1]

*ARCP Pro Forma Earnings Guidance*

| *($ amounts in millions, except per share data)* | 2013 Guidance | | 2014 Guidance | |
|---|---|---|---|---|
| | Low | High | Low | High |
| **FFO/share (fully diluted)** | $0.93 | $0.97 | $1.05 | $1.09 |
| Growth Rate | | | *12.63%* | |
| **AFFO/share (fully diluted)** | $0.91 | $0.95 | $1.06 | $1.10 |
| Growth Rate | | | ***16.13%*** | |

**2013 Key Assumptions:**

- **Acquisitions:** Acquire approximately $1.1 billion of assets
- **Financing:** Capacity to utilize $1.2 billion unsecured financing:
    - $1.2 billion term/revolver @ 2.45% fixed rate interest
- **Assumed AFFO Multiple:** 16.0x
- **Weighted Average Shares Outstanding**: 162.8 million (fully diluted)

**2014 Key Assumptions:**

- **Acquisitions**: Acquire $1 billion of assets
- **Capitalization:** 65% equity issuance, 35% debt utilization
- **Weighted Average Shares Outstanding**: 191.2 million (fully diluted)

(1) Using mid points of guidance range.

American Realty Capital Properties

# ARCP's property portfolio is focused on investment grade rated[(1)] tenants.

| Top 10 Tenants | % Annual Rent | Credit Rating |
|---|---|---|
| DOLLAR GENERAL | 10.8% | BBB- |
| Citizens Bank | 10.1% | A |
| FedEx | 9.4% | BBB |
| Walgreens | 7.7% | BBB |
| AON | 6.4% | BBB+ |
| General Mills | 3.9% | BBB+ |
| GSA | 3.4% | AA+ |
| Advance Auto Parts | 2.9% | BBB- |
| BED BATH & BEYOND | 2.8% | BBB+ |
| FAMILY DOLLAR | 2.6% | BBB- |
| | 60% | |

| Top 10 Tenants | |
|---|---|
| Rated | 100% |
| Investment Grade | 100% |

| Total Portfolio | |
|---|---|
| Rated | 87% |
| Investment Grade | 79% |

**Top 10 Tenants = 100% Investment Grade**

Note: Portfolio data as of May 3, 2013.
(1) Includes investment grade tenants affiliated with investment grade entities as determined by a major independent rating agency. For purposes of this presentation, we have attributed the ratings of the affiliated parent company to the tenant.

American Realty Capital Properties

# ARCP has assembled a property portfolio occupied by *79% investment grade*(1) corporate credits.

| Tenant | % of GAAP Rent | Cum. | Credit Rating |
|---|---|---|---|
| Dollar General | 10.8% | 10.8% | BBB- |
| Citizens Bank | 10.1% | 20.9% | A |
| FedEx | 9.4% | 30.3% | BBB |
| Walgreens | 7.7% | 38.0% | BBB |
| AON Corporation | 6.4% | 44.4% | BBB+ |
| General Mills | 3.9% | 48.3% | BBB+ |
| GSA | 3.4% | 51.7% | AA+ |
| Advance Auto | 2.9% | 54.6% | BBB- |
| Bed Bath & Beyond | 2.8% | 57.4% | BBB+ |
| Family Dollar | 2.6% | 60.0% | BBB- |
| Kaiser Foundation | 2.5% | 62.5% | A-1 |
| Williams Sonoma | 2.5% | 65.0% | NR |
| Rite Aid | 2.1% | 67.1% | B- |
| Express Scripts | 2.0% | 69.1% | BBB |
| CVS | 1.9% | 71.0% | BBB+ |
| Rubbermaid | 1.9% | 72.9% | BBB- |
| DaVita Dialysis | 1.8% | 74.7% | BB- |
| TD Bank | 1.6% | 76.3% | AA- |
| Pantry Gas & Convenience | 1.6% | 77.9% | B+ |
| Kum & Go | 1.6% | 79.5% | NR |
| Krystal | 1.5% | 81.0% | NR |
| GE Aviation | 1.5% | 82.5% | AA+ |
| Fresenius | 1.5% | 84.0% | NR |
| Hanesbrands | 1.4% | 85.4% | BB- |
| John Deere | 1.4% | 86.8% | A |
| Home Depot | 1.3% | 88.1% | A- |
| Bojangles | 1.1% | 89.2% | NR |

| Tenant | % of GAAP Rent | Cum. | Credit Rating |
|---|---|---|---|
| Cracker Barrel | 0.9% | 90.1% | NR |
| Tractor Supply | 0.9% | 91.0% | NR |
| Scotts Company | 0.9% | 91.9% | BB+ |
| AMCOR | 0.9% | 92.8% | BBB |
| Academy Sports | 0.9% | 93.7% | NR |
| Ameriprise | 0.7% | 94.4% | A |
| Pilot Flying J | 0.6% | 95.0% | NR |
| Reckitt Benckiser | 0.6% | 95.6% | A+ |
| BJ's Warehouse | 0.5% | 96.1% | B |
| Kohl's | 0.5% | 96.6% | BBB+ |
| Mattress Firm | 0.5% | 97.1% | B2 |
| Mrs. Baird's | 0.4% | 97.5% | BBB |
| Shaw's Supermarkets | 0.3% | 97.8% | B2 |
| Iron Mountain | 0.3% | 98.1% | NR |
| Circle K | 0.2% | 98.3% | BBB- |
| 7-Eleven | 0.2% | 98.5% | AA- |
| Price Rite | 0.2% | 98.7% | NR |
| Synovus Bank | 0.2% | 98.9% | BB- |
| Hy-Vee | 0.2% | 99.1% | NR |
| NTW & Big O Tires | 0.2% | 99.3% | NR |
| West Marine | 0.1% | 99.4% | NR |
| Qdoba | 0.1% | 99.5% | NR |
| O'Reilly Auto | 0.1% | 99.6% | BBB |
| Vitamin Shoppe | 0.1% | 99.7% | BB |
| Tire Kingdom | 0.1% | 99.8% | A |
| Auto Zone | 0.1% | 99.9% | BBB |
| NTB | 0.1% | 100.0% | NR |
| Community Bank | 0.0% | 100.0% | A |
| | 100% | | |

Note: Portfolio data as of May 3, 2013.

(1) Includes tenants affiliated with investment grade entities as determined by a major independent rating agency to which we have attributed the ratings of the affiliated parent.

American Realty Capital Properties

# $3.8 billion property portfolio is broadly diversified by industry.

| Industry | % of GAAP Rent |
|---|---|
| Consumer Products | 14.8% |
| Discount Retail | 14.5% |
| Retail Banking | 12.0% |
| Pharmacy | 11.7% |
| Freight | 9.4% |
| Insurance | 6.4% |
| Healthcare | 6.2% |
| Gas/Convenience | 4.3% |
| Specialty Retail | 3.9% |
| Restaurant | 3.7% |
| Government Services | 3.4% |
| Auto Retail | 3.1% |
| Aerospace | 1.5% |
| Medical Office | 1.5% |
| Home Maintenance | 1.1% |
| Financial Services | 0.7% |
| Supermarket | 0.7% |
| Consumer Goods | 0.4% |
| Auto Services | 0.4% |
| Storage Facility | 0.3% |
| | 100% |



Home Maintenance, 1.1%
Supermarket, 0.7%
Consumer Goods, 0.4%
Financial Services, 0.7%
Storage Facility, 0.3%
Medical Office, 1.5%
Aerospace, 1.5%
Auto Services, 0.4%
Auto Retail, 3.1%
Government Services, 3.4%
Consumer Products, 14.8%
Restaurant, 3.7%
Specialty Retail, 3.9%
Gas/Convenience, 4.3%
Discount Retail, 14.5%
Healthcare, 6.2%
Retail Banking, 12.0%
Insurance, 6.4%
Freight, 9.4%
Pharmacy, 11.7%

**20 Distinct Industries**

American Realty Capital Properties

Note: Portfolio data as of May 3, 2013.

# Only 4.3% of leases mature in the next 5 years.[1]


% GAAP NOI
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
0.0%
0.2%
0.5%
0.4%
3.2%
2013
2014
2015
2016
2017
Year

## ARCP has limited near-term lease rollover

American Realty Capital Properties

(1) Based on percentage of GAAP rent.

# ARCP has only 3.4% of debt maturities in the next 4 years.


Next 5 Year Debt Maturities(1)
($ in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
0.0%
0.0%
1.5%
1.9%
18.2%
2013
2014
2015
2016
2017

## Low borrowing costs: Weighted average interest rate of 3.13%

(1) Excludes maturities under the Company's revolving credit facility.

American Realty Capital Properties

# ARCP's balance sheet provides considerable flexibility for future external growth.

| *$ in 000's* | | 3/31/2013 Balance |
|---|---|---|
| Cash on hand | | $ 53,699 |
| Less: Restricted cash | | (1,287) |
| Cash available for investment | | 52,412 |
| Investment securities | | 4 |
| Revolving credit facility capacity (1) | 1,450,000 | |
| Less: outstanding facility borrowings | (640,000) | |
| Credit facility availability | | 810,000 |
| **Total liquidity** | | **$ 862,416** |

(1) Capacity at the date indicated reflects commitments at that time. The credit facility has an accordion feature, which if exercised in full, would increase the aggregate commitments and capacity under the credit facility to $2.5 billion.

American Realty Capital Properties

# ARCP is operated by a proven management team.

**Demonstrated value creation, deep knowledge of the portfolio, and superior public company and capital markets experience with over $15 billion of real estate acquisitions in the last decade**



**Nicholas S. Schorsch**
Chairman & CEO

- CEO of ARCP's manager (ARC Properties Advisors)
- Former Chairman & CEO of ARCT (acquired by Realty Income in January 2013)
- Former CEO of American Financial Realty Trust (NYSE: AFR)
- Two-Time Ernst & Young Entrepreneur of the Year



**Edward M. Weil, Jr.**
President

- President of ARCP's manager (ARC Properties Advisors)
- CEO of Realty Capital Securities
- Former Senior VP, Sales & Leasing of American Financial Realty Trust (NYSE: AFR)



**Brian S. Block**
Chief Financial Officer

- Chief Financial Officer of ARCP's manager (ARC Properties Advisors)
- Former Chief Financial Officer, American Realty Capital Trust
- Former Chief Accounting Officer, American Financial Realty Trust (NYSE: AFR)
- Former public accounting experience (Ernst & Young and Arthur Andersen)

**Supported by a team of over 95 real estate professionals**

Asset Management | Property Management | Accounting | Legal | Human Resources | Capital Markets

Originations | Underwriting | Due Diligence | Financing | Investor Relations

American Realty Capital Properties

## ARCP's management structure brings significant benefits to shareholders.

- **Largest U.S. buyer** of net lease real estate
- **Vertically integrated team** of 95 real estate professionals
- **Efficient operational, legal and administrative support**
- **Strong, consistent track record** in net lease space
- **Lower fees** and expenses
- **Performance based management compensation**

**Scale and expertise generate better execution at lower costs**

American Realty Capital Properties

# ARCP has among the lowest G&A expenses of all its REIT industry peers.


G&A as % of Gross Asset Value
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.7%
2.4%
1.7%
1.4%
1.2%
1.2%
1.0%
1.0%
0.9%
0.9%
0.9%
0.8%
0.7%
0.6%
0.5%
0.5%
Prison
Diversified
Outlet Center
Health Care
Specialty
Shopping Center
Cineplex Theater
REITs
Industrial
Manufactured home
Single-Tenant
Self-Storage
Office
Student Housing
Regional Mall
Multi-family
ARCP (50bps)

## ARCP's G&A is less than half of REIT industry average

Source: SNL Financial

American Realty Capital Properties

# ARCP offers investors significant benefits.

1. **Unique Strategy:** Unlike any competitor, ARCP acquires both long and mid-duration leases

2. **Stable Income Plus Growth:** ARCP offers a well-diversified net lease portfolio with high credit quality tenants, long weighted and mid weighted average lease terms and growth potential

3. **Significant Size and Scale:** 4th largest listed net lease REIT by square footage

   - ✓ Access to public capital markets and eligible for index inclusions to support growth(1)
   - ✓ Able to lower cost of capital from investment grade rating
   - ✓ Larger REITs tend to deliver stronger performance, trade at better multiples

4. **Financial Flexibility:** Low borrowing costs, significant liquidity to fund accretive growth and well-laddered debt maturities

5. **Materially Lower Operating Costs:** ARCP has a more efficient cost structure, having eliminated acquisition and financing fees, reduced management fees and benefiting from economies of scale

6. **Expert Management Team:** Experienced, expert management team that assembled and managed the real estate portfolio

(1) ARCP added to the MSCI US REIT Index, May 15, 2013.

American Realty Capital Properties

## Funds from Operations and Adjusted Funds from Operations

ARCP considers funds from operations ("FFO") and AFFO, which is FFO as adjusted to exclude acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and gains and losses useful indicators of the performance of a real estate investment trust ("REIT"). Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with generally accepted accounting principles ("GAAP") implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.

FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures, such as FFO and AFFO, have limitations in that they do not reflect all of the amounts associated with ARCP's results of operations that would be reflected in measures determined in accordance with GAAP. These measures should only be used to evaluate ARCP's performance in conjunction with corresponding GAAP measures.

Additionally, ARCP believes that AFFO, by excluding acquisition-related fees and expenses, amortization of above-market lease assets and liabilities, amortization of deferred financing costs, straight-line rent, non-cash mark-to-market adjustments, amortization of restricted stock, non-cash compensation and gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCP believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Further, ARCP believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange-traded and non-traded REITs.

As a result, ARCP believes that the use of FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities.

American Realty Capital Properties

## Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains "forward-looking statements" (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP's expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, ARCP's plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to ARCP, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: market volatility, unexpected costs or unexpected liabilities that may arise from the transaction; the inability to retain key personnel; continuation or deterioration of current market conditions; whether or not ARCP common stock will be included in REIT and public exchange indices; uncertainty regarding the level of demand for ARCP common stock that inclusion in such indices would generate; future regulatory or legislative actions that could adversely affect ARCP; and the business plans of the tenants of ARCP. Additional factors that may affect future results are contained in ARCP's filings with the SEC, which are available at the SEC's website at www.sec.gov. ARCP disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.